EXHIBIT 10.36

                              INTERSIL CORPORATION

                                RETIREMENT PLAN

                                  (NON-UNION)

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS.........................................................1

     1.1.   Accounts .........................................................1
     1.2.   Affiliate ........................................................1
     1.3.   After-Tax Account ................................................1
     1.4.   After-Tax Contributions ..........................................1
     1.5.   Basic Account ....................................................1
     1.6.   Beneficiary ......................................................1
     1.7.   Break-in-Service .................................................2
     1.8.   Code .............................................................2
     1.9.   Compensation .....................................................2
     1.10.  Corporation ......................................................3
     1.11.  Disability .......................................................3
     1.12.  Early Retirement Age .............................................3
     1.13.  Effective Date ...................................................3
     1.14.  Employee .........................................................3
     1.15.  Employer .........................................................4
     1.16.  ERISA ............................................................4
     1.17.  Excess Compensation ..............................................4
     1.18.  Full-Time Employee ...............................................4
     1.19.  Harris Stock Fund ................................................4
     1.20.  Harris Stock After-Tax Account ...................................5
     1.21.  Harris Stock Matching Account ....................................5
     1.22.  Harris Stock Pre-Tax Account .....................................5
     1.23.  Highly Compensated Employee ......................................5
     1.24.  Hour of Service ..................................................5
     1.25.  Investment Funds .................................................5
     1.26.  Layoff ...........................................................6
     1.27.  Leave of Absence .................................................6
     1.28.  Matching Account .................................................6
     1.29.  Matching After-Tax Contributions .................................6
     1.30.  Matching Contributions ...........................................7
     1.31.  Matching Pre-Tax Contributions ...................................7
     1.32.  Military Service .................................................7
     1.33.  Normal Retirement Age ............................................7
     1.34.  Participant ......................................................7
     1.35.  Period of Service ................................................7
     1.36.  Period of Severance ..............................................8
     1.37.  Plan .............................................................8
     1.38.  Plan Year ........................................................8
     1.39.  Predecessor Company ..............................................8
     1.40.  Predecessor Plan .................................................8
     1.41.  Pre-Tax Account ..................................................8


                                       i    Intersil Retirement Plan (Non-Union)

     1.42.  Pre-Tax Contributions ............................................8
     1.43.  Profit-Sharing Account ...........................................8
     1.44.  Profit-Sharing Contributions .....................................8
     1.45.  Retirement Committee .............................................8
     1.46.  Rollover Account .................................................9
     1.47.  Savings Account ..................................................9
     1.48.  SERP .............................................................9
     1.49.  Severance from Service Date ......................................9
     1.50.  Supplemental Account .............................................9
     1.51.  Taxable Wage Base ................................................9
     1.52.  Trust Agreement .................................................10
     1.53.  Trust Fund ......................................................10
     1.54.  Trustee .........................................................10
     1.55.  Valuation Date ..................................................10

ARTICLE II PARTICIPATION.....................................................11

     2.1.   In General.......................................................11
     2.2.   Renewal of Participation on Reemployment.........................11
     2.3.   Periods of Service on Reemployment...............................12
     2.4.   Service with an Acquired Company.................................12
     2.5.   Employment by Non-Participating Affiliates.......................13
     2.6.   Military Service.................................................13

ARTICLE III CONTRIBUTIONS AND ALLOCATIONS....................................15

     3.1.   Profit-Sharing Contributions.....................................15
     3.2.   Allocation of Profit-Sharing Contribution to Participants........15
     3.3.   Pre-Tax Contributions............................................17
     3.4.   Matching Pre-Tax Contributions...................................18
     3.5.   After-Tax Contributions for Participants Credited with at least a One-Year Period of Service.....................................18
     3.6.   Matching After-Tax Contributions.................................19
     3.7.   Elections to Make Pre-Tax and After-Tax Contributions............19
     3.8.   Rollover Contributions...........................................20
     3.9.   Employer's Obligation to Make Contributions......................21
     3.10.  Treatment of Forfeited Amounts...................................22
     3.11.  Finality of Allocations..........................................22

ARTICLE IV LIMITATIONS ON CONTRIBUTIONS......................................23

     4.1.   In General.......................................................23
     4.2.   Pre-Tax Contributions............................................23
     4.3.   Limitations on Contributions for Highly Compensated Employees....23
     4.4.   Limitations on Annual Additions..................................33


                                       ii   Intersil Retirement Plan (Non-Union)

ARTICLE V VESTING AND FORFEITURES............................................35

     5.1.   In General.......................................................35
     5.2.   Vesting on Retirement, Death or Disability.......................35
     5.3.   Vesting on Other Termination of Employment.......................35
     5.4.   Effect of In-Service Withdrawals on a Participant's Vested
            Percentage.......................................................36
     5.5.   Forfeitures......................................................37

ARTICLE VI ACCOUNTS AND INVESTMENTS..........................................38

     6.1.   Establishment of Accounts........................................38
     6.2.   Investment of Accounts...........................................40
     6.3.   Allocation of Earnings and Losses................................42
     6.4.   Special Rules Concerning Harris Stock Fund.......................42

ARTICLE VII DISTRIBUTIONS....................................................44

     7.1.   In General.......................................................44
     7.2.   Small Benefit Cash-out...........................................44
     7.3.   Form of Payment..................................................45
     7.4.   Time of Payment..................................................46
     7.5.   Direct Rollover..................................................46
     7.6.   Payments on Death................................................47
     7.7.   Benefit Amount and Withholding...................................48
     7.8.   Order of Distributions...........................................48
     7.9.   Statutory Requirements...........................................49
     7.10.  Designating Beneficiaries........................................52
     7.11.  Inability to Locate Participant..................................53

ARTICLE VIII LOANS...........................................................53

     8.1.   In General, Loans to Participants................................53

ARTICLE IX IN-SERVICE WITHDRAWALS............................................55

     9.1.   Withdrawals from Savings Account and After-Tax Account...........55
     9.2.   Withdrawals from Rollover, Pre-Tax and Profit Sharing Accounts...55
     9.3.   Conditions Applicable to All Withdrawals.........................57
     9.4.   Reduction of Investment Fund Balances............................58

ARTICLE X TOP-HEAVY PROVISIONS...............................................58

     10.1.  In General.......................................................58
     10.2.  Minimum Allocation...............................................58
     10.3.  Minimum Vesting..................................................59
     10.4.  Definitions......................................................59


                                      iii   Intersil Retirement Plan (Non-Union)

ARTICLE XI ADMINISTRATION....................................................63

     11.1.  Named Fiduciaries................................................63
     11.2.  Retirement Committee.............................................63
     11.3.  Powers and Duties of Retirement Committee........................63
     11.4.  Actions of Retirement Committee..................................64
     11.5.  Finality of Decisions............................................64
     11.6.  Immunities of Retirement Committee...............................64
     11.7.  Advisers and Agents..............................................64
     11.8.  Retirement Committee Member who is Participant...................65
     11.9.  Information Provided by Employer.................................65
     11.10. Expenses.........................................................65
     11.11. Trust............................................................66
     11.12. Trust Fund Available to Pay All Plan Benefits....................66
     11.13. Corporation as Agent for Employers...............................66

ARTICLE XII AMENDMENT AND TERMINATION........................................67

     12.1.  Amendment........................................................67
     12.2.  Termination of Plan..............................................67
     12.3.  Discontinuance of Contributions..................................68
     12.4.  Vesting on Termination or Discontinuance of Contributions........68
     12.5.  Distribution on Termination......................................68

ARTICLE XIII MISCELLANEOUS PROVISIONS........................................69

     13.1.  Restrictions on Alienation: Qualified Domestic Relations Orders..69
     13.2.  Exclusive Benefit Requirement....................................70
     13.3.  Return of Contributions..........................................70
     13.4.  No Contract of Employment........................................71
     13.5.  Payment of Benefits on Incapacity................................71
     13.6.  Merger...........................................................71
     13.7.  Construction.....................................................71
     13.8.  Governing Law....................................................72
     13.9.  Mistaken Payments................................................72


                                       iv   Intersil Retirement Plan (Non-Union)

                                  INTRODUCTION

      The title of the Plan shall be the Intersil Corporation Retirement Plan (Non-union).

      The Plan is designated as a "profit sharing plan" within the meaning of U.S. Treasury Regulation Section 1.401(a)(2)(ii) that contains a qualified cash or deferred arrangement under section 401(k) of the Code.

      In order to implement the establishment of this Plan and the related transfer of employment of certain employees of the Predecessor Company to the Corporation, notwithstanding any provision of the Plan to the contrary, during a transition period beginning on August 14, 1999 and ending on the date determined by the Retirement Committee, loans, withdrawals, distributions and investment elections under the Plan will be subject to such rules and restrictions as may be established by the Retirement Committee.


                                       1    Intersil Retirement Plan (Non-Union)

                                    ARTICLE I

                                   DEFINITIONS

      1.1. Accounts -- means the accounts established under Section 6.1, and any other account that may be established under the Plan on behalf of a Participant.

      1.2. Affiliate -- means (a) any corporation that is a member of the same controlled group (within the meaning of section 414(b) of the Code) as an Employer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision, or (d) any other entity that is required to be aggregated with an Employer pursuant to final regulations promulgated by the U.S. Treasury Department under section 4 14(o) of the Code.

      1.3. After-Tax Account -- means the Account established for a Participant under Section 6.1(c).

      1.4. After-Tax Contributions -- means the contributions described in
Section 3.5.

      1.5. Basic Account -- means the Account established for a Participant under Section 6.1(a)(1).

      1.6. Beneficiary -- means the person or persons entitled to receive any benefits payable under the Plan on account of a Participant's death.


                                       2    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      1.7. Break-in-Service -- means a Period of Severance, as defined in
Section 1.37.

      1.8. Code -- means the Internal Revenue Code of 1986, as amended from time to time.

      1.9. Compensation -- means the total earnings paid by an Employer to an Employee and properly reportable for federal income tax purposes on Form W-2 for a Plan Year (including overtime and bonuses); provided that:

            (a) the Employee's Compensation shall also include amounts that would have been so paid and reported on Form W-2 but for the Employee's election to have compensation reduced pursuant to the Plan or any other qualified cash or deferred arrangement described in section 401(k) of the Code or a cafeteria plan as described in section 125 of the Code; and

            (b) the Employee's Compensation shall not include the following items (even if properly reportable for federal income tax purposes on Form W-2):

                  (i) any extraordinary compensation of a non-recurring nature;

                  (ii) any award made or amount paid pursuant to an Employer's equity-based compensation arrangement including, but not limited to, performance shares, stock options (including any exercise thereof), restricted stock, stock appreciation rights (including any exercise thereof), and dividend equivalents;

                  (iii) severance pay or special retirement pay;

                  (iv) imputed compensation, such as Employer-paid group insurance premiums; and

                  (v) reimbursements or other allowances for automobile, relocation, tax-equalization, travel or educational expenses.


                                       3    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

In no event shall an Employee's Compensation in excess of $160,000 (as adjusted for increases in the cost of living pursuant to section 401(a)(17) of the Code) be taken into account for any purpose under the Plan. In addition, in the year in which an Employee becomes a Participant, only Compensation received after he becomes a Participant shall be taken into account. For purposes of any test imposed under any section of the Code, the Plan authorizes the use of any definition of compensation, provided that such definition satisfies the requirements of such section.

      1.10. Corporation -- means Intersil Corporation, a Delaware corporation.

      1.11. Disability -- means a disability that qualifies a Participant for disability benefits under Title II or Title XVI of the Federal Social Security Act; such disability for Plan purposes shall be deemed to occur on the effective date determined by the Social Security Administration.

      1.12. Early Retirement Age -- means an individual's attainment of age 55 while an Employee.

      1.13. Effective Date -- means, except as provided elsewhere herein, August 14, 1999 with respect to the Corporation and each other entity that is an Employer on such date, and with respect to any other Employer, the date designated by such Employer and agreed to by the Corporation.

      1.14. Employee -- means an individual whose employment relationship with an Employer is, under common law, that of an employee unless the individual's employment relationship is covered by a collective bargaining agreement which does not provide for such individual's participation in the Plan. Notwithstanding the foregoing, no individual who renders services to an Employer shall be considered an Employee for purposes of the Plan if such


                                       4    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

individual renders such services pursuant to (i) a written agreement providing that such services are to be rendered by the individual as an independent contractor, (ii) a written agreement with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not an Employer, or (iii) a written agreement that contains a waiver of participation in the Plan. A leased employee shall be treated as an Employee only for purposes of applying the requirements described in section 414(n)(3) of the Code and determining the number and identity of Highly Compensated Employees.

      1.15. Employer -- means the Corporation, Choice Microsystems, Inc. or any other entity that, with the consent of the Corporation, elects to participate in the Plan and any successor entity that adopts the Plan. If any such entity withdraws from participation in the Plan or terminates its participation in the Plan, such entity shall thereupon cease to be an Employer. If an entity that is an Employer ceases to be an Affiliate, such entity shall cease to be an Employer unless the Corporation consents to such entity's continued participation in the Plan.

      1.16. ERISA -- means the Employee Retirement Income Security Act of 1974. as amended from time to time.

      1.17. Excess Compensation -- means the portion of a Participant's Compensation that exceeds the Taxable Wage Base for the year in which the Compensation is received.

      1.18. Full-Time Employee -- means an Employee who is regularly scheduled by an Employer to work 30 or more hours per week and who is not classified by the Employer as an intern.


                                       5    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      1.19. Harris Stock Fund -- means the Investment Fund that is designed to be invested in qualifying employer securities (within the meaning of section 407 of ERISA) issued by the Predecessor Company.

      1.20. Harris Stock After-Tax Account -- means the Account established for a Participant under Section 6.1(g).

      1.21. Harris Stock Matching Account -- means the Account established for a Participant under Section 6.1(h).

      1.22. Harris Stock Pre-Tax Account -- means the Account established for a Participant under Section 6.1(f).

      1.23. Highly Compensated Employee -- means, for a Plan Year, any Employee who is:

            (a) a 5-percent owner (as determined under section 416(i)(1) of the Code) of an Employer at any time during the Plan Year or the preceding Plan Year; or

            (b) paid Compensation in excess of $80,000 (as adjusted for increases in the cost of living pursuant to section 414(q)(1)(B)(ii) of the
Code) from an Employer for the preceding Plan Year. The Employees taken into account under this paragraph (b) for each Plan Year shall be limited to those Employees who were members of the top-paid group (as defined in section 414(q)(3) of the Code) for the preceding Plan Year, unless otherwise elected by the Corporation for such Plan Year in accordance with applicable law.

      1.24. Hour of Service -- means each hour for which an Employee is paid or entitled to payment for the performance of duties for an Employer.

      1.25. Investment Funds -- means the investment funds designated by the Retirement Committee from time to time.


                                       6    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      1.26. Layoff -- means a temporary suspension of the active employment of an Employee with the understanding that the Employee will be recalled to active employment if and when his services are again required. A period of Layoff terminates, and the Severance from Service Date of a Participant who is not recalled or otherwise employed by an Employer is deemed to occur, on the earliest of the following dates:

            (a) the expiration date specified in a notice of recall delivered to the Employee;

            (b) the first anniversary of the date the Layoff began in accordance with clause (b) of the definition of "Severance from Service Date" contained in
Section 1.49; and

            (c) the election of an Employee to terminate the Layoff by written notice delivered to the Employer.

      1.27. Leave of Absence -- means a period of interruption of the active employment of an Employee granted by an Employer with the understanding that the Employee will return to active employment at the expiration of the period of time. A Leave of Absence as originally granted may be extended by the Employer for additional periods. The term "Leave of Absence" does not include a period of Military Service

      1.28. Matching Account -- means the Account established for a Participant under Section 6.1(d).

      1.29. Matching After-Tax Contributions -- means the contributions made on behalf of a Participant under Section 3.6.

      1.30. Matching Contributions -- means the aggregate of the Matching After-Tax Contributions and the Matching Pre-Tax Contributions made on behalf of a Participant.


                                       7    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      1.31. Matching Pre-Tax Contributions -- means the contributions made on behalf of a Participant under Section 3.4.

      1.32. Military Service -- means the performance of duty by an individual on a voluntary or involuntary basis in a uniformed service, within the meaning of the Uniformed Services Employment and Reemployment Rights Act, for which the individual is entitled to reemployment rights under such Act.

      1.33. Normal Retirement Age -- an individual's attainment of age 65 while an Employee.

      1.34. Participant -- means an Employee who satisfies the requirements of
Section 2.1. An individual shall cease to be a Participant upon the complete distribution or forfeiture of his Accounts.

      1.35. Period of Service -- means the period of time that begins on an Employee's employment or reemployment date, whichever is applicable, and ends on his Severance from Service Date. An Employee's employment date is the date on which the Employee first performs an Hour of Service; an Employee's reemployment date is the date on which the Employee first performs an Hour of Service after his most recent Severance from Service Date. Notwithstanding the foregoing, the Period of Service of an Employee who was an employee of the Predecessor Company immediately prior to the Effective Date and who becomes an Employee on or before December 31, 1999, shall include such Employee's "period of service" under the Predecessor Plan.


                                       8    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      1.36. Period of Severance -- means the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service.

      1.37. Plan -- means the Intersil Corporation Retirement Plan (Non-union) herein set forth, as amended from time to time.

      1.38. Plan Year -- means the fiscal year of the Corporation.

      1.39. Predecessor Company -- means Harris Corporation, a Delaware corporation.

      1.40. Predecessor Plan -- means the Harris Corporation Retirement Plan.

      1.41. Pre-Tax Account -- means the Account established for a Participant under Section 6.1(b).

      1.42. Pre-Tax Contributions -- means the contributions made on behalf of a Participant under Section 3.3.

      1.43. Profit-Sharing Account -- means the Account established for a Participant under Section 6.1(a).

      1.44. Profit-Sharing Contributions -- means the contributions described in
Section 3.1.

      1.45. Retirement Committee -- means the committee established under
Section 11.2.

      1.46. Rollover Account -- means the Account established for a Participant under Section 6.1(i).


                                       9    Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      1.47. Savings Account -- means the Account established for a Participant under Section 6.1(e).

      1.48. SERP -- means the Intersil Corporation Supplemental Executive Retirement Plan, as it may be amended from time to time.

      1.49. Severance from Service Date -- means, with respect to an Employer, the earlier of (a) the date on which the Employee quits, retires, is discharged or dies, and (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) for any reason other than quitting, retirement, discharge or death; provided, however, that "second anniversary" shall be substituted for "first anniversary" if the absence is due to maternity or paternity reasons as defined in section 410(a)(5)(E) of the Code. The period between the first and the second anniversary shall not be a Period of Service or a Period of Severance.

      1.50. Supplemental Account -- means the Account established for a Participant under Section 6. 1(a)(2).

      1.51. Taxable Wage Base -- means the maximum amount of earnings that may be considered wages under section 3121(a)(1) of the Code for purposes of section 3101(a) of the Code, as in effect on the first day of the Plan Year. In the case of an Employee who was a Participant for only a portion of a particular Plan Year, the Taxable Wage Base shall be multiplied by the ratio of the number of calendar months (including a fraction of a month as a full month) in the Plan Year during which he was a Participant to 12 months.


                                       10   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      1.52. Trust Agreement -- means the trust agreement relating to the Plan, entered into between the Corporation and the Trustee, as it may be amended from time to time.

      1.53. Trust Fund -- means the assets held by the Trustee in accordance with the Trust Agreement.

      1.54. Trustee -- means T. Rowe Price Trust Company, or such successor (or successors) thereto designated by the Retirement Committee to act as trustee under the provisions of the Trust Agreement, who shall agree to act as such by executing the Trust Agreement.

      1.55. Valuation Date -- means each day the New York Stock Exchange is open, and any other day as the Retirement Committee may determine.


                                       11   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                                   ARTICLE II

                                 PARTICIPATION

      2.1. In General.

            (a) Employees who were Participants in the Predecessor Plan. Each individual who was an active participant in the Predecessor Plan immediately prior to the Effective Date and who is an Employee on the Effective Date shall become a Participant in the Plan on the Effective Date.

            (b) Other Employees. Each other Employee shall become a Participant in the Plan on the date he completes a one-year Period of Service. Notwithstanding the preceding sentence, and solely for purposes of making Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions, a Full-Time Employee shall become a Participant in the Plan on the date he first performs an Hour of Service for an Employer.

      2.2. Renewal of Participation on Reemployment. An Employee who terminates employment with the Employers after he completes a one-year Period of Service and is reemployed by an Employer shall become a Participant as of the effective date of such Employee's reemployment. An Employee who terminates employment with the Employers before he completes a one-year Period of Service and is reemployed by an Employer shall become a Participant as provided in Section 2.1(b), provided that his Period of Service prior to such reemployment shall be used to satisfy the one-year Period of Service requirement imposed by Section 2.1(b) to the extent provided under Section 2.3.


                                       12   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      2.3. Periods of Service on Reemployment. The following rules shall apply to an Employee who terminates employment with the Employers before he completes a one-year Period of Service and is reemployed by an Employer:

            (a) Credit for Prior Period of Service. If the Employee is reemployed by an Employer before his Period of Severance equals or exceeds the greater of (i) his Period of Service before he terminated employment and (ii) five years, then his Period of Service before he terminated employment with the Employers shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of Section 2.1 and for purposes of determining a Participant's Period of Service under Section 5.3.

            (b) Credit for Period of Severance. If the Employee terminates employment with the Employers due to quitting, discharge, or retirement and is reemployed by an Employer within 12 months of his termination date, his Period of Severance shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of Section 2.1 and for purposes of determining a Participant's Period of Service under Section 5.3. If the Employee terminates employment with the Employers for any reason other than quitting, discharge, or retirement, and subsequently quits, is discharged, or retires, his Period of Severance shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of
Section 2.1 and for purposes of determining a Participant's Period of Service under Section 5.3 only if he is reemployed by an Employer within 12 months of the date of his termination of employment.

      2.4. Service with an Acquired Company. In the case of a corporation (other than an Employer or an Affiliate) with respect to which substantially all of the assets of a trade or


                                       13   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

business of such corporation are acquired by an Employer or an Affiliate, an Employee's Period of Service shall include employment with such corporation only to the extent expressly provided in the corporate documents effecting the acquisition.

      2.5. Employment by Non-Participating Affiliates. If an individual is employed by an Affiliate that is not an Employer, then any period of employment by the Affiliate shall be taken into account to the same extent it would have been had such period of employment been as an Employee of an Employer solely for the purposes of (i) determining whether and when such individual is eligible to participate in the Plan under this Article II upon becoming an Employee, (ii) measuring such individual's Period of Service and (iii) determining when such individual has retired or otherwise terminated employment for purposes of
Article VII. If a Participant is transferred from an Employer to another Employer or from an Employer to an Affiliate that is not an Employer, such transfer shall not terminate the Participant's participation in the Plan and such Participant shall continue to participate in the Plan until an event occurs that would have terminated his participation had he continue in the service of a Employer until the occurrence of such event; provided, however, that a Participant shall not be entitled to make or receive an allocation of any contributions during any period of employment with an Affiliate that is not an Employer. Payments received by a Participant from an Affiliate that is not an Employer shall not be treated as Compensation for any purposes under the Plan.

      2.6. Military Service. Notwithstanding any provision of the Plan to the contrary, (i) a Participant who returns to employment after a period of Military Service may elect to make Pre-Tax Contributions and After-Tax Contributions to the Plan in respect of such Military Service and (ii) the Employer that reemploys such a Participant shall make any Profit-Sharing Contributions and Matching Contributions on behalf of such Participant to the Plan upon the


                                       14   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

Participant's reemployment to the extent required by law and in accordance with section 414(u) of the Code.


                                       15   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                                   ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS

      3.1. Profit-Sharing Contributions.

            (a) Basic. Subject to the limitations set forth in Sections 3.9, 4.4 and 13.3, the Employers may contribute a Profit Sharing Contribution for each Plan Year in such amounts as the Corporation shall determine.

            (b) Special. Subject to the limitations set forth in Sections 3.9,
4.4 and 13.3, the Corporation, in its discretion, may provide for an additional Profit-Sharing Contribution in a specified dollar amount or pursuant to a formula with respect to any Plan Year.

            (c) Apportionment Between the Plan and the Union Plan. The amount of Profit-Sharing Contributions to the Plan for a Plan Year shall be determined by apportioning the aggregate profit sharing contributions designated by the Corporation for such Plan Year between the Plan and the Intersil Corporation Retirement Plan (Union), based on the ratio of the "Compensation" plus "Excess Compensation" (as such terms are defined in the plans) for the Plan Year of the participants in each such plan to the aggregate "Compensation" plus "Excess Compensation" of all participants in such plans for the Plan Year.

      3.2. Allocation of Profit-Sharing Contribution to Participants.

            (a) In General. Profit-Sharing Contributions for a Plan Year shall be allocated among the eligible Participants described in paragraph (c) who are employed by the Employers based on the ratio of each such Participant's Compensation plus Excess Compensation for the


                                       16   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

Plan Year to the Compensation plus Excess Compensation of all such Participants for the Plan Year.

            (b) Limitation On Amount. Notwithstanding paragraph (a), the amount allocated to an eligible Participant pursuant to paragraph (a) for any Plan Year shall not cause such Participant's "excess contribution percentage" to exceed such Participant's "base contribution percentage" for such Plan Year by more than the lesser of (i) the base contribution percentage, and (ii) the greater of
(A) 5.7 % and (B) the percentage equal to the portion of the rate of tax under section 3111(a) of the Code as in effect as of first day of the Plan Year which is attributable to old-age insurance. For purposes of the immediately preceding sentence, the term "excess contribution percentage" shall mean the percentage of the Participant's Compensation which is allocated to the Participant pursuant to paragraph (a) with respect to such Participant's Excess Compensation, and the term "base contribution percentage" shall mean the percentage of the Participant's Compensation which is allocated to the Participant pursuant to paragraph (a) with respect to that portion of the Participant's Compensation which is not Excess Compensation. Any remaining amount shall be allocated based on the ratio of each such eligible Participant's Compensation for the Plan Year to the Compensation of all eligible Participants for the Plan Year.

            (c) Limitation On Eligibility. A Participant shall be eligible to receive an allocation of Profit-Sharing Contributions for a Plan Year if he has completed a one-year Period of Service and either (i) the Participant is an Employee on the earlier of (A) the last day of the Plan Year and (B) the June 30 nearest to the last day of the Plan Year or (ii) the Participant terminated employment with the Employers during the Plan Year on or after Early Retirement


                                       17   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

Age or Normal Retirement Age, or due to Disability, death, Layoff, Leave of Absence or Military Service.

      3.3. Pre-Tax Contributions.

            (a) Contribution Election. A Participant may elect to defer a portion of his Compensation payable for each payroll period by an amount equal to any whole percentage which does not exceed twelve percent (12%), and the amount by which his Compensation is so reduced shall be contributed to the Plan on his behalf as a Pre-Tax Contribution. Each Participant shall be deemed to have elected to defer six percent (6%) of his Compensation payable for each payroll period in the form of Pre-Tax Contributions, to become effective as of the first payroll period as soon as administratively practicable following his satisfaction of the participation requirements set forth in Section 2.1, unless the Participant affirmatively elects otherwise prior to such payroll period in the time and manner prescribed by the Retirement Committee. A Participant who elects not to make Pre-Tax Contributions to the Plan in accordance with the foregoing sentence may subsequently elect to make Pre-Tax Contributions to the Plan in accordance with Section 3.7, and such Participant's election to make Pre-Tax Contributions shall become effective as of the first payroll period commencing immediately after the date of the election or such later date as may be administratively practicable. An election shall remain in effect until revised or revoked. The sum of the Pre-Tax Contributions and other elective deferrals (within the meaning of section 402(g)(3) of the Code) made on behalf of the Participant to the Plan and any other plan of an Employer for any calendar year shall not exceed $10,000 (as adjusted in accordance with section 402(g)(5) of the Code for increases in the cost of living).


                                       18   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (b) Contributions in Excess of the Maximum. If the Pre-Tax Contributions on behalf of a Participant for a calendar year reach the limit for such year described in paragraph (a), then any additional contributions to be made during the calendar year pursuant to the Participant's election shall be made as After-Tax Contributions and any Matching Pre-Tax Contributions with respect to that amount shall be made as Matching After-Tax Contributions. Notwithstanding the preceding sentence, if the Pre-Tax Contributions for a calendar year on behalf of a Participant who is eligible to participate in the SERP are to reach the limit described in paragraph (a), such Participant may elect that any contributions previously designated to be made as Pre-Tax Contributions are made after such limit is reached either (i) be made as After-Tax Contributions with the result that any Matching Pre-Tax Contributions in respect of such contributions will be made as Matching After-Tax Contributions, or (ii) be credited to the Participant's account under the SERP, as well as an amount equal to any Matching Pre-Tax Contributions that would have been made in respect of such contributions but for the fact that the limit designated in paragraph (a) has been reached. Such election shall be made at the time and in accordance with procedures established by the Retirement Committee.

      3.4. Matching Pre-Tax Contributions. Each Employer shall make a Matching Pre-Tax Contribution to the Plan on behalf of each Participant who is employed by such Employer and who has completed a one-year Period of Service in the amount of one hundred percent (100%) of the Pre-Tax Contributions made by the Participant for each payroll period during the Plan Year, but only to the extent that such Pre-Tax Contributions do not exceed six percent (6%) of the Participant's Compensation for each such payroll period.

      3.5. After-Tax Contributions for Participants Credited with at least a One-Year Period of Service. A Participant who has completed a Period of Service of at least one year and who


                                       19   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

has elected not to make Pre-Tax Contributions may elect to contribute to the Plan as an After-Tax Contribution an amount equal to any whole percentage of his Compensation for each payroll period which does not exceed 12 percent (12%) of his Compensation for such payroll period.

      3.6. Matching After-Tax Contributions. Each Employer shall make a Matching After-Tax Contribution to the Plan on behalf of each Participant who is an Employee of such Employer and who has completed a one year Period of Service in the amount of 100 percent (100%) of the After-Tax Contributions made by the Participant for each payroll period during the Plan Year, but only to the extent that such After-Tax Contributions do not exceed six percent (6%) of the Participant's Compensation for each such payroll period.

      3.7. Elections to Make Pre-Tax and After-Tax Contributions.

            (a) Initial Elections. If a Participant elects not to have Pre-Tax Contributions begin automatically pursuant to Section 3.3(a), then the Participant may subsequently elect to begin making Pre-Tax Contributions to the Plan by filing the appropriate form or by following the appropriate telephonic or electronic procedures in the time and manner established by the Retirement Committee. A Participant may elect to begin making After-Tax Contributions by filing the appropriate form or by following the appropriate telephonic or electronic procedures in the time and manner established by the Retirement Committee. An election made under this Section 3.7(a) shall become effective as of the first payroll period commencing immediately after the date of the election or such later date as may be administratively practicable.

            (b) Changing Elections. A Participant may change the percentage (in increments of one percent (1%)) of future Pre-Tax Contributions or After-Tax Contributions made on his behalf (or both) by filing the appropriate form or by following the appropriate


                                       20   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

telephonic or electronic procedures for changing elections in the time and manner established by the Retirement Committee. A change of election shall become effective as of the first payroll period commencing immediately after the date of the election or such later date as may be administratively practicable.

            (c) Terminating Elections. A Participant may terminate his election to have Pre-Tax Contributions or After-Tax Contributions made on his behalf (or both) by filing the appropriate form or by following the telephonic or electronic procedures for terminating elections in the time and manner established by the Retirement Committee. The termination election shall become effective as of the first payroll period commencing immediately after the date of the election or such later date as may be administratively practicable.

            (d) Retirement Committee's Discretion to Limit Elections. Notwithstanding a Participant's elections made pursuant to this Article III, the Retirement Committee may direct that the Participant's Pre-Tax Contributions or After-Tax Contributions (or both) be limited in any manner the Retirement Committee, in its discretion, shall determine appropriate to preserve the qualification of the Plan under section 401(a) of the Code and as a qualified cash or deferred arrangement under section 401(k) of the Code.

      3.8. Rollover Contributions. A Participant, with the consent of the Retirement Committee or its delegate, may at any time make a rollover contribution to the Plan. For this purpose, a rollover contribution shall include only (a) cash funds transferred directly from a tax-qualified plan (within the meaning of section 401 of the Code) and that constitute on an "eligible rollover distribution" (as defined in section 402(c)(4) of the Code), and (b) cash funds distributed from a tax-qualified plan or a conduit individual retirement account that are transferred to the


                                       21   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

Plan within 60 days of the Participant's receipt thereof and that constitute on an "eligible rollover distribution" (as defined in section 402(c)(4) of the Code). A Participant may be required to establish that the transfer of amounts into a Rollover Account will not require any changes to the terms of the Plan or will not expose the Plan or Trust to adverse tax consequences.

      3.9. Employer's Obligation to Make Contributions.

            (a) Contributions. Each Employer agrees to pay to the Trustee the contributions that are required with respect to Participants who are Employees of such Employer. Profit-Sharing Contributions with respect to a Plan Year shall be paid to the Trustee no later than the due date for filing the Employer's federal income tax return (including extensions thereof) for the fiscal year of the Employer ending with or within such Plan Year. Pre-Tax Contributions and After-Tax Contributions shall be withheld and paid by the Employer, and Matching Contributions shall be paid by the Employers to the Trustee periodically throughout the Plan Year.

            (b) Limitation. Contributions under this Article III shall not be made to the Plan to the extent they would exceed the deduction limitations of section 404 of the Code, in which case such contributions shall be reduced to the extent allowable and necessary in the following order: (1) Profit-Sharing Contributions; (2) Matching Contributions; and (3) Pre-Tax Contributions.


                                       22   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      3.10. Treatment of Forfeited Amounts.

            (a) Reduction of Contributions. Forfeitures shall be allocated to Employers as provided in paragraph (b) and be used to reduce Profit-Sharing Contributions and Matching Contributions of such Employer.

            (b) Allocation of Forfeitures to Employers. Forfeitures of Profit-Sharing Contributions and Matching Contributions shall be credited to the Employer with which the Participant was last employed before the forfeiture occurred, or as otherwise determined by the Retirement Committee.

      3.11. Finality of Allocations. The Retirement Committee shall cause a written account statement to be given to each Participant (or, in the event of the Participant's death, his Beneficiary) at least annually setting forth the amount of the contributions allocated to his Accounts. Any Participant or Beneficiary claiming that an error has been made in an account statement shall notify the Retirement Committee in writing within 90 days following the delivery or mailing of such statement. The Retirement Committee shall review the claim and advise the Participant or Beneficiary of its decision in writing. If no such notice of error is filed, the account statement shall be presumed to be correct.


                                       23   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                                   ARTICLE IV

                          LIMITATIONS ON CONTRIBUTIONS

      4.1. In General. Notwithstanding any provisions of Article III to the contrary, the contributions provided for in Article III shall be limited to the extent necessary to meet the requirements of this Article IV.

      4.2. Pre-Tax Contributions.

            (a) Treatment of Certain Contributions as After-Tax. If the Retirement Committee determines that a Participant's Pre-Tax Contributions for a calendar year have reached the dollar limit described in Section 3.3(a), any additional contributions for that calendar year pursuant to the Participant's Pre-Tax Contribution election shall be treated in the manner provided under
Section 3.3.

            (b) Return of Excess Deferrals. In the event that a Participant's Pre-Tax Contributions made to the Plan for a calendar year exceed the dollar limit described in Section 3.3(a), the excess amount, as adjusted for income and loss, may, in the discretion of the Retirement Committee, be distributed to the Participant no later than April 15 of the following year in accordance with the requirements of section 402(g) of the Code and U.S. Treasury Regulation Section 1.402(g)-1 (or transferred to the SERP in accordance with a timely election filed by the Participant).

      4.3. Limitations on Contributions for Highly Compensated Employees.

            (a) Limits imposed by section 401(k)(3) of the Code. Notwithstanding the provisions of Section 3.3, if the Pre-Tax Contributions made for a Plan Year fail to satisfy both


                                       24   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

of the tests set forth in subparagraphs (1) and (2) of this paragraph, the adjustments prescribed in Section 4.3(e)(1) shall be made.

                  (1) The average deferral percentage (as defined in subparagraph (d)(1)) for the group consisting of all highly compensated Employees (as defined in subparagraph
                        (d)(4)) for the Plan Year does not exceed the product of the average deferral percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.

                  (2) The average deferral percentage for the group consisting of all highly compensated Employees for the Plan Year
                        (i) does not exceed the average deferral percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year by more than 2 percentage points, and (ii) does not exceed the product of the average deferral percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 2.0.

            (b) Limits imposed by section 401(m) of the Code. Notwithstanding the provisions of Sections 3.1, 3.4 and 3.6, if the aggregate of the Matching Contributions and After-Tax Contributions made for a Plan Year fail to satisfy both of the tests set forth in subparagraphs (1) and (2) of this paragraph, the adjustments prescribed in Section 4.3(e)(2) shall be made.

                  (1) The average contribution percentage (as defined in subparagraph (d)(2)) for the group consisting of all highly compensated


                                       25   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        Employees for the Plan Year does not exceed the product of the average contribution percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.

                  (2) The average contribution percentage for the group consisting of all highly compensated Employees for the Plan Year (i) does not exceed the average contribution percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year by more than 2 percentage points, and (ii) does not exceed the product of the average contribution percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 2.0.

            (c) Aggregate Limit on Contributions. Notwithstanding anything herein to the contrary, if the aggregate of the Pre-Tax Contributions, Matching Contributions and After-Tax Contributions made for a Plan Year fail to satisfy all of the tests set forth in subparagraphs (1), (2) and (3) of this paragraph, the adjustments prescribed in subparagraph (e)(3) shall be made.

                  (1) The "average deferral percentage" (as defined in subparagraph (d)(1)) for the group consisting of highly compensated Employees for the Plan Year does not exceed the product of the average deferral percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.


                                       26   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                  (2) The average contribution percentage (as defined in subparagraph (d)(2)) for the group consisting of highly compensated Employees for the Plan Year does not exceed the product of the average contribution percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.

                  (3) The sum of the average deferral percentage (as determined under subparagraph (d)(1) after making the adjustments required by subparagraph (e)(1) for the Plan
                        Year) and the average contribution percentage (as determined under subparagraph (d)(2) after making the adjustments required by subparagraph (e)(2) for the Plan
                        Year) for the group consisting of highly compensated Employees for the Plan Year does not exceed the "aggregate limit" (as defined in subparagraph (d)(3)) for such Plan Year.

            (d) Definitions and Special Rules. For purposes of this Section:

                  (1)   The "average deferral percentage"

                        (i) for the group of highly compensated Employees for a Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Pre-Tax Contributions made for the benefit of such Employee to the total


                                       27   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                              compensation for such Plan Year paid to such Employee, and

                        (ii) for the group of non-highly compensated Employees for the immediately preceding Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Pre-Tax Contributions made for the benefit of such Employee for the immediately preceding Plan Year to the total compensation for the immediately preceding Plan Year paid to such Employee.

                  (2)   The "average contribution percentage"

                        (i) for the group of highly compensated Employees for a Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Matching Contributions, the After-Tax Contributions and, in the Retirement Committee's sole discretion, to the extent permitted under rules prescribed by the Secretary of the U.S. Treasury Department or otherwise under the law, the Pre-Tax Contributions made during such year for the benefit of such Employee to such Employee's compensation for such Plan Year, and


                                       28   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        (ii) for the group of non-highly compensated Employees for the immediately preceding Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Employer matching contributions, After-Tax Contributions and, in the Retirement Committee's sole discretion, to the extent permitted under rules prescribed by the Secretary of the U.S. Treasury Department or otherwise under the law, the Pre-Tax Contributions made during the immediately preceding Plan Year for the benefit of such Employee to such Employee's compensation for the immediately preceding Plan Year.

                  (3)   The "aggregate limit" shall equal the greater of

                        (A) the sum of (i) 1.25 times the greater of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of non-highly compensated Employees for such immediately preceding Plan Year, plus (ii) the lesser of (a) the sum of two percentage points and the lesser of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year, and (b) 200% of


                                       29   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                              the lesser of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year and

                        (B) the sum of (i) 1.25 times the lesser of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year, plus (ii) the lesser of (a) the sum of two percentage points plus the greater of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year, and (b) 200% of the greater of the average deferral percentage and the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year;

                  (4) "highly compensated Employee" shall mean any Employee who has become a Participant who performs services in the determination year and is in one or more of the following groups:


                                       30   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        (i) Employees who were five percent owners (as determined in section 416(i)(1)(A)(iii) of the Code) at any time during the determination year or the look-back year, or (ii) Employees with compensation greater than $80,000 (adjusted for increases in the cost of living as set forth in section 415(d) of the Code) during the look-back year and who were in the top-paid group during the look-back year. Any former Employee who had a separation year prior to the determination year and was a highly compensated Employee as described in any of clauses (i) and (ii) above for either (A) his separation year or (B) any determination year ending on or after this attainment of age 55 shall be considered a "highly compensated Employee". For purposes of determining whether a person is a highly compensated Employee of an Employer with respect to a Plan Year, the term "determination year" means the Plan Year for which the determination is being made; the term "look-back year" means the twelve-month period immediately preceding the determination year; the term "top-paid group" means the top 20% of employees of the Employer ranked on the basis of compensation received during the year (provided, however, that when determining the number of employees in such group, employees described in section 414(9)(8) of the Code, to the extent required by Q&A 9(b) of U.S. Treasury Regulation Section 1.414(q)-1T or subsequent final regulations, are excluded); "compensation"


                                       31   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        means compensation within the meaning of section 415(c)(3) of the Code, including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity; employers aggregated under section 414(b), (c), (m) or (o) of the Code are treated as a single employer; and "separation year" means the determination year the Employee separates from service with the applicable Employer.

                  (5) "non-highly compensated Employee" shall mean any Employee who has become a Participant who performs services in the determination year (as defined in subparagraph (4) of this paragraph) and is not a highly compensated Employee.

                  (6)   "compensation" shall have the meaning set forth in
                        section 414(s) of the Code or, in the discretion of the Retirement Committee, any other meaning in accordance with the Code for these purposes;

                  (7) if the Plan and one or more other plans of an Employer or any of its affiliates to which pre-tax contributions, matching contributions or employee contributions (as such terms are defined for purposes of section 401(m) of the Code), or qualified nonelective contributions (as such term is defined in section 401(m)(4)(C) of the
                        Code), are made are treated as one plan for purposes of
                        section 4 10(b) of the Code, such plans shall be treated as one plan for purposes of this Section. If a highly compensated Employee


                                       32   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        participates in the Plan and one or more other plans of his employer or any of its affiliates to which any such contributions are made, all such contributions shall be aggregated for purposes of this Section.

            (e) Adjustments to comply with limits. (1) Adjustments to comply with section 401(k)(3) of the Code. The Retirement Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in subparagraph (a)(1) or (a)(2) will be satisfied during a Plan Year and, if it appears to the Retirement Committee that neither of such tests will be satisfied, the Retirement Committee shall take such steps as it deems necessary or appropriate to adjust the Pre-Tax Contributions made for all or a portion of the remainder of such Plan Year on behalf of each Participant who is a highly compensated Employee to the extent it deems necessary in order for one of such tests to be satisfied. If after the end of a Plan Year it is determined that regardless of any such steps taken neither of the tests set forth in subparagraph (a)(1) or (a)(2) will be satisfied with respect to such Plan Year, the Retirement Committee shall calculate a total amount by which Pre-Tax Contributions must be reduced in order to satisfy either such test, in the manner prescribed by section 401(k)(8)(B) of the Code (the "excess contributions amount"). The amount of Pre-Tax Contributions to be reduced for each Participant who is a highly compensated Employee shall be determined by first reducing the Pre-Tax Contributions of each Participant whose actual dollar amount of Pre-Tax Contributions for such Plan Year is the highest until such reduced dollar amount equals the next highest actual dollar amount of Pre-Tax Contributions made for such Plan Year on behalf of any highly compensated Participant or until the total reduction equals the excess contributions amount. If further reductions are necessary, then such contributions on


                                       33   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

behalf of each Participant who is a highly compensated Employee and whose actual dollar amount of Pre-Tax Contributions made for such Plan Year is the highest (determined after the reduction described in the previous sentence) shall be reduced in accordance with the previous sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess contributions amount. The amount by which Pre-Tax Contributions are to be reduced in accordance with this paragraph (e) shall be deemed to be After-Tax Contributions and any Matching Pre-Tax Contributions made with respect to such Pre-Tax Contributions shall be deemed to be After-Tax Matching Contributions. The amount by which a Participant's Pre-Tax Contributions are reduced in accordance with this paragraph (e) shall be reduced by any Pre-Tax Contributions previously distributed to such Participant pursuant to Section 4.2 for such Plan Year. The amount of any income allocable to any such reductions shall be determined pursuant to final regulations promulgated by the U.S. Treasury Department. The unadjusted amount of any reductions distributed shall be treated as "annual additions" for purposes of Section 4.4.

                  (2) Adjustments to comply with section 401(m) of the Code. The Retirement Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in subparagraph (b)(1) or (b)(2) will be satisfied during a Plan Year with respect to the Plan, and if it appears to the Retirement Committee that neither of such tests will be satisfied, the Retirement Committee shall take such steps as it deems necessary or appropriate to adjust the Matching Contributions and the After-Tax Contributions made for


                                       34   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        all or a portion of the remainder of such Plan Year on behalf of each Participant who is a highly compensated Employee to the extent necessary in order for one of such tests to be satisfied. If after the end of a Plan Year it is determined that regardless of any steps taken neither of the tests set forth in subparagraph (b)(1) or
                        (b)(2) will be satisfied with respect to such Plan Year, the Retirement Committee shall calculate the maximum contribution percentage permissible for Participants who are highly compensated Employees under the tests set forth in subparagraphs (b)(1) and (b)(2) and reduce the Matching Contributions and After-Tax Contributions made on behalf of each Participant who is a highly compensated Employee and whose actual dollar amount of Matching Contributions and After-Tax Contributions for such Plan Year is the highest in the same manner described in subparagraph (1) of this paragraph to the extent necessary to comply with subparagraph (b)(1) or
                        (b)(2). The reduction described in the foregoing sentence shall be made first with respect to a Participant's After-Tax Contributions in excess of six percent of Compensation, second with respect to any remaining After-Tax Contributions and any Matching After-Tax Contributions attributable thereto, third with respect to any Matching Pre-Tax Contributions. The Retirement Committee shall distribute (or transfer to the SERP in accordance with a timely election filed by


                                       35   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        the Participant) no later than the last day of the subsequent Plan Year to each such Participant the amount of such reductions made with respect to vested Matching Contributions and After-Tax Contributions plus any income allocable thereto to which such Participant would be entitled under the Plan if such Participant had terminated service on the last day of the Plan Year for which such contributions are made (or earlier if such Participant actually terminates service at any earlier date), and any remaining amount of such reductions plus any income allocable thereto shall be forfeited and used to reduce contributions in accordance with Section 3.10. The amount of any such income allocable to any such reductions to be so distributed or forfeited shall be determined pursuant to final regulations promulgated by the U.S. Treasury Department.

                  (3) Adjustments to comply with the aggregate limit. If after making the adjustments required by subparagraphs (1) and
                        (2) of this paragraph for a Plan Year the Retirement Committee determines that the sum of the average deferral percentage and the average contribution percentage for the group consisting of Participants who are highly compensated Employees exceeds the aggregate limit for such Plan Year, the Retirement Committee shall no later than the last day of the subsequent Plan Year reduce (i) first the After-Tax Contributions made for such Plan Year on behalf of


                                       36   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        each Participant who is a highly compensated Employee and any corresponding Matching Contributions and (ii) second, the Pre-Tax Contributions made for such Plan Year on behalf of each Participant who is a highly compensated Employee and any corresponding Matching Contributions to the extent necessary to eliminate such excess. Such reduction shall be effected in the same manner described in subparagraphs (1) and (2), as applicable, of this paragraph (e).

      4.4. Limitations on Annual Additions.

            (a) The Defined Contribution Limit. The "annual addition," as defined herein, for any Plan Year to a Participant's accounts in all defined contribution plans maintained by the Employers or Affiliates shall not exceed the lesser of (1) twenty-five percent (25%) of the Participant's Compensation for the Plan Year, and (2) $30,000 (as adjusted in accordance with section 415(d) of the Code). The term "annual additions" means the sum of all contributions and forfeitures allocated to a Participant's accounts (other than a rollover account).

            (b) The Combined Limit. If the Participant also has participated in a defined benefit plan maintained by an Employer or an Affiliate, then the limitations of section 415(e) of the Code shall apply with respect to Plan Years beginning prior to January 1, 2000. If such limitations are exceeded in any such Plan Year, then the benefits under such defined benefit plan maintained by the Employer or Affiliate shall be reduced before the annual additions to the Plan are reduced.


                                       37   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (c) Reduction of Contributions. If the Retirement Committee determines at any time that the annual addition to any Participant's Accounts exceeds the limitation described in paragraph (a) or (b) (or both) for any Plan Year, then the contributions on behalf of the Participant shall be reduced, to the extent necessary, in the following order:

                  (1) Pre-Tax Contributions in excess of six percent (6%) of the Participant's Compensation;

                  (2) Remaining Pre-Tax Contributions and Matching Pre-Tax Contributions attributable thereto on a pro rata basis;

                  (3)   Profit-Sharing Contributions;

                  (4) After-Tax Contributions in excess of six percent (6%) of the Participant's Compensation;

                  (5) Remaining After-Tax Contributions and Matching After-Tax Contributions attributable thereto on a pro rata basis.

      After-Tax Contributions, Pre-Tax Contributions and Profit-Sharing Contributions, each as adjusted for gains, shall be returned to the Participant (or in the case of an eligible Participant who has filed an election as described in clause (ii) of Section 3.3(b), such Pre-Tax Contributions and Profit-Sharing Contributions shall be transferred to the SERP). Matching Contributions, as adjusted for gains, to the extent allowable shall be held in a suspense account and allocated to the accounts of such Participant in the next Plan Year, provided, however, that if the Participant is not covered by the Plan in the next Plan Year, the amount shall be allocated to the remaining Participants in the Plan who are employed by such Participant's Employer.


                                       38   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (d) Limits on Limits. The limits stated on this Article IV shall apply only to the extent required under the Code. Except as otherwise specifically provided in this Section 4.4, all of the requirements of section 415 of the Code, and limitations thereon, are incorporated herein by reference.


                                       39   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                                   ARTICLE V

                             VESTING AND FORFEITURES

      5.1. In General. A Participant shall have a fully vested interest at all times in his Pre-Tax Account, After-Tax Account, Harris Stock Pre-Tax Account, Harris Stock After-Tax Account and Savings Account (other than the portion of such accounts attributable to matching contributions made after October 1, 1984) and Rollover Account.

      5.2. Vesting on Retirement, Death or Disability. A Participant shall have a fully vested interest in his Profit Sharing Account, Matching Account, Harris Stock Matching Account, and portion of his Savings Account attributable to matching contributions made after October 1, 1984, on termination of his employment with the Employers in the event of the Participant's:

            (a) retirement on or after Early Retirement Age;

            (b) retirement on or after the effective date of the Participant's Disability; or

            (c) death.

      5.3. Vesting on Other Termination of Employment.

            (a) Vesting Schedule. A Participant who terminates employment other than on the occurrence of one of the events described in Section 5.2 shall have a vested interest in his Profit-Sharing Account, Matching Account, Harris Stock Matching Account and the portion of his Savings Account attributable to matching contributions made after October 1, 1984 based upon his Period of Service in accordance with the following schedule:


                                       40   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            Period of Service                        Vested Percentage
            -----------------                        -----------------
            Less than 3 years                        0%
            3 years but less than 4 years            30%
            4 years but less than 5 years            40%
            5 years but less than 6 years            60%
            6 years but less than 7 years            80%
            7 years or more                          100%

            (b) Vesting on Sale of Business. In the event of the sale or disposition of a business or a sale of substantially all of the assets of a trade or business, the Corporation may, in its discretion, provide for accelerated vesting with respect to those Participants affected by the sale.

      5.4. Effect of In-Service Withdrawals on a Participant's Vested Percentage. If a Participant receives a withdrawal under Article IX or a distribution under Article VII from his Profit-Sharing Account at a time when the Participant has less than a fully vested interest in that account, the dollar amount of his vested interest in his Profit Sharing Account (X) shall be determined at any subsequent time by the following formula:

                               X = P(AB + D) - D

For the purpose of applying the formula, P is the percentage of the Participant's interest in his Profit-Sharing Account that is vested at the time the determination is made, AB is the balance credited to the Profit-Sharing Account at the time the determination is made, and D is the amount of the withdrawal.


                                       41   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      5.5. Forfeitures. If upon a Participant's termination of employment with the Employers the Participant is not fully vested in the balance of his or her Profit Sharing Account, Pre-Tax Matching Account and After-Tax Matching Account, then the difference between the value of each such Account and the amount distributable with respect thereto shall be charged to such Account and forfeited. Such forfeiture shall occur as of the Valuation Date coinciding with or next following the earlier of (i) the date the Participant takes a distribution of his or her vested interest in such Account and (ii) the date as of which the Participant incurs five consecutive one-year Periods of Severance. For purposes of the preceding sentence, a Participant who does not have a vested interest in his or her Profit Sharing Account, Pre-Tax Matching Account or After-Tax Matching Account (or all such Accounts) shall be deemed to have received a distribution of such Account as of the date of such Participant's termination of employment with the Employers. If such Participant is reemployed by an Employer prior to incurring five consecutive one-year Periods of Severance, such forfeiture shall be reinstated by the Employer with which the Participant is reemployed.


                                       42   Intersil Retirement Plan (Non-Union)

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                                   ARTICLE VI

                            ACCOUNTS AND INVESTMENTS

      6.1. Establishment of Accounts. The Retirement Committee shall establish and maintain for each Participant the following Accounts showing the Participant's interest under the Plan:

            (a) Profit-Sharing Account, which shall consist of the following two subaccounts:

                  (1) a Basic Account to record the portion of Profit-Sharing Contributions allocable to the Participant's Compensation and the earnings and losses thereon; and

                  (2) a Supplemental Account to record the portion of Profit-Sharing Contributions allocable to the Participant's Excess Compensation.

In the case of a Participant who became a Participant on the Effective Date, the Participant's Profit Sharing Account shall also include any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's profit sharing account thereunder immediately prior to such transfer.

            (b) Pre-Tax Account to record (i) Pre-Tax Contributions made on the Participant's behalf and the earnings and losses Participant who became a Participant on the Effective (i) Pre-Tax Contributions made thereon. In the case of a Date, such Account shall also include any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's pre-tax account thereunder immediately prior to such transfer.


                                       43   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (c) After-Tax Account to record the After-Tax Contributions made on the Participant's behalf and the earnings or losses thereon. In the case of a Participant who became a Participant on the Effective Date, such Account shall also include any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's after-tax account thereunder immediately prior to such transfer.

            (d) Matching Account to record the Matching Pre-Tax Contributions and Matching After-Tax Contributions made on the Participant's behalf and the earnings and losses thereon. In the case of a Participant who became a Participant on the Effective Date, such Account shall also include any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's matching pre-tax account and matching after-tax account thereunder immediately prior to such transfer.

            (e) In the case of a Participant who became a Participant on the Effective Date, a Savings Account to record any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's savings account thereunder immediately prior to such transfer.

            (f) In the case of a Participant who became a Participant on the Effective Date, a Harris Stock Pre-Tax Account to record any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's Harris stock pre-tax account thereunder immediately prior to such transfer.

            (g) In the case of a Participant who became a Participant on the Effective Date, a Harris Stock After-Tax Account to record any amount transferred to the Plan from the


                                       44   Intersil Retirement Plan (Non-Union)

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Predecessor Plan that was credited to the Participant's Harris stock after-tax account thereunder immediately prior to such transfer.

            (h) In the case of a Participant who became a Participant on the Effective Date, a Harris Stock Matching Account to record any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's Harris stock matching account thereunder immediately prior to such transfer.

            (i) Rollover Account to reflect the Participant's Rollover contributions and the earnings and losses thereon. In the case of a Participant who became a Participant on the Effective Date, such Account shall also include any amount transferred to the Plan from the Predecessor Plan that was credited to the Participant's rollover account thereunder immediately prior to such transfer.

      6.2. Investment of Accounts. Subject to Section 6.4, each Participant shall have the right to direct the investment of the current balances of his Accounts and future contributions to his Accounts among the Investment Funds in accordance with the following procedures and such additional procedures as may be established from time to time by the Retirement Committee.

            (a) Election Procedures. Each election shall be made by filing the appropriate form or by following the appropriate telephonic or electronic procedures in the time and manner established by the Retirement Committee in its absolute discretion.

            (b) Elections in 1% Increments for Current Balances. A Participant's election with respect to his current Account balances shall be made in increments of one percent (1%) (or such larger percentage as determined by the Retirement Committee) of the Account balances;


                                       45   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (c) Elections in 1% Increments for Future Contributions. A Participant's election with respect to future contributions shall be made in increments of one percent (1%) (or such larger percentage as determined by the Retirement Committee) of such contributions;

            (d) Changing Elections. A Participant may change his investment elections by filing the appropriate form or by following the appropriate telephonic or electronic procedures established by the Retirement Committee and subject to the following rules:

                  (i) An investment election with respect to future contributions shall be effective as of the first payroll period commencing immediately after the date of the election, provided that the election change is made before the deadline established from time to time by the Retirement Committee, or such later date as may be administratively practicable. If more than one election change is made with respect to a payroll period, the most recent election change made prior to the applicable deadline shall be given effect with respect to such payroll period.

                  (ii) An investment election with respect to a Participant's current Account balances which is made on a Valuation Date shall be effective on the immediately following Valuation Date (or as soon as practicable thereafter with respect to transfers out of the Harris Stock Fund), provided that the election change is made before the deadline established from time to time by the Retirement Committee. An investment election change (i) made on a day that is not a Valuation Date or (ii) made on a Valuation Date after the applicable deadline shall become effective on the second Valuation Date occurring after the date such change is made (or as soon as practicable thereafter with respect to transfers out of the Harris Stock Fund). If more than one election change in respect of a Valuation Date is made before the applicable deadline, the last such election change shall be given effect with respect to such Valuation Date.

            (e) Elections Apply to All Accounts. Subject to Section 6.4, each of the Participant's Accounts shall be invested among the Investment Funds in the same manner, such that each election by a Participant with respect to the Investment Funds shall apply to all of his Accounts in the same proportion.


                                       46   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (f) Investment of Accounts Absent Election. In the event a Participant fails to make a required investment election with respect to his current Account balances or future contributions, such Account balances or future contributions shall be invested in an Investment Fund designated by the Retirement Committee until the Participant makes a valid investment election pursuant to this Section 6.2.

      6.3. Allocation of Earnings and Losses. In determining a Participant's share of the earnings or losses of each of the Investment Funds as of any Valuation Date, the total earnings or losses of the particular Investment Fund since the immediately preceding Valuation Date, net of expenses allocable to such fund, shall be allocated among the Participants' Accounts invested in the fund on such Valuation Date based on the ratio of each Participant's Accounts to the aggregate of the Accounts of all Participants, before taking into account any contributions that are required to be but are not yet made as of the Valuation Date and before taking into account any distributions, withdrawals or loans to Participants made as of the Valuation Date. Contributions to an Account are not credited with earnings for the Valuation Date on which the contributions are credited to the Account.

      6.4. Special Rules Concerning Harris Stock Fund. Notwithstanding any provision of Section 6.2 to the contrary, the rules set forth in this Section shall apply to investments in the Harris Stock Fund.

            (a) Availability. Pre-Tax Contributions, After-Tax Contributions, Matching Contributions, Profit Sharing Contributions and Rollover Contributions may not be invested in the Harris Stock Fund.


                                       47   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (b) Restrictions on Transfers. A Participant may not transfer any portion of his Accounts which are invested in other Investment Funds to the Harris Stock Fund. A Participant may transfer all or a portion of his Accounts which are invested in the Harris Stock Fund to any other Investment Fund in one percent (1%) increments in accordance with procedures established by the Retirement Committee.

            (c) Dividends. A Participant's allocable share of cash dividends (and other cash earnings) credited to the Harris Stock Fund will be reinvested as soon as administratively practicable among the Investment Funds other than the Harris Stock Fund in the same proportion that the investment of the Participant's future contributions is made pursuant to Section 6.2. Dividends paid in the form of stock shall be liquidated and reinvested in accordance with this paragraph, unless otherwise determined by Retirement Committee.

            (d) Distributions. Distributions from the Harris Stock Fund shall be in the form of cash or shares of stock of the Predecessor Company at the election of the Participant. Fractional shares and distributions of a de minimis amount as determined by the Retirement Committee shall be paid in cash.

            (e) Voting. The Trustee will vote the shares in the Harris Stock Fund in accordance with instructions from the Retirement Committee.


                                       48   Intersil Retirement Plan (Non-Union)

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                                   ARTICLE VII

                                  DISTRIBUTIONS

      7.1. In General. A Participant shall be entitled to receive a distribution of the vested interest in his Accounts on the earlier of the Participant's (i) termination of employment and (ii) attainment of age 59 1/2, except that his Pre-Tax Contributions and Matching Pre-Tax Contributions are distributable only to the extent that a distribution of such Pre-Tax Contributions is permissible under section 401(k) of the Code. A termination of employment shall not be deemed to occur for purposes of this Section 7.1 and Section 7.2 until the Participant is no longer employed by an Employer. A Participant may elect, in accordance with procedures established by the Retirement Committee, to receive the sum of the vested balances of his Accounts, if any, that are invested in the Harris Stock Fund either in (a) cash, or (b) in shares of common stock of the Predecessor Company; provided, however, that distributions of fractional shares and de minimis amounts (as determined by the Retirement Committee) shall be made in cash.

      7.2. Small Benefit Cash-out. Except as provided in Section 7.5, in any case in which a Participant's vested interest in his Accounts does not exceed $5,000 (or such larger amount as may be permitted by law), the vested interest shall be paid to the Participant in a lump sum as of the later of (a) the end of the calendar quarter in which such vested interest does not exceed $5,000 and
(b) the end of the calendar quarter following his termination of employment with the Employers, or such other date as may be administratively practicable. For this purpose, if at the time of commencement of distribution of any Participant's vested interest in the form of scheduled periodic payments, the value of the Participant's vested interest exceeded $5,000, then


                                       49   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

at the time of any subsequent scheduled periodic payment such vested interest will, to the extent required by law, be deemed to exceed $5,000.

      7.3. Form of Payment.

            (a) Options. In any case in which a Participant's vested interest in his Accounts exceeds the amount provided in Section 7.2, the Participant (or in the event of death, his Beneficiary) entitled to receive a distribution may elect at any time to receive payment of his vested interest in:

                  (1) an amount not greater than the vested balance of the Participant's Accounts; provided, however, that only one such payment may be made in any single month;

                  (2) substantially equal periodic installment payments, payable not less frequently than annually and not more frequently than monthly, over a period of time to be elected by the Participant;

                  (3)   a combination of (1) and (2); or

                  (4)   a direct rollover pursuant to Section 7.5.

      Changes Allowed. A Participant (or, in the event of death, his Beneficiary) may change his election with respect to the form of payment at any time before or after distribution of benefits commences, subject to the provisions of Section 7.9.

      Effect of Failure to Specify an Option. If a Participant fails to file an election under this Section 7.3, then his benefits shall be paid in accordance with Section 7.4.


                                       50   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      7.4. Time of Payment. Except as provided in Section 7.2, upon a Participant's termination of employment with the Employers, the Participant may elect that payment of his vested interest begin as soon as administratively practicable or at any other time permitted under the Plan. If a Participant fails to file an election under this Section 7.4 and payment of benefits has not already commenced, payment of his benefits shall commence in accordance with the provisions of Section 7.9.

      7.5. Direct Rollover.

            (a) A Participant or "distributee" may elect at any time to have any portion of an "eligible rollover distribution" paid in a direct rollover to the trustee or custodian of an "eligible retirement plan" specified by the Participant or distributee, whichever is applicable. Payment of a direct rollover in the form of a check payable to the trustee or custodian of an eligible retirement plan, for the benefit of the Participant or distributee, may be mailed to the Participant or distributee, at the discretion of the Retirement Committee.

            (b) For purposes of this Section 7.5, the following terms shall have the following meanings:

                  (1) "distributee" means a surviving spouse, or a spouse or former spouse who is an alternate payee under a qualified domestic relations order defined in section 4.l4.(p) of the Code.

                  (2) "eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan


                                       51   Intersil Retirement Plan (Non-Union)

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                        described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts an eligible rollover distribution.

                  (3) "eligible rollover distribution" means any distribution of all or a portion of the Participant's Accounts, other than the portion of his After-Tax Account and Harris Stock After-Tax Account attributable to After-Tax Contributions, but does not include a distribution (i) in installments over a period of ten years or more or over a period described in Section 7.9(c), (ii) to the extent the distribution is required under section 401(a)(9) of the Code or (iii) a withdrawal from a Participant's Pre-Tax Account pursuant to Section 9.2.

      7.6. Payments on Death. If a Participant dies before he has received the full amount of the vested interest in his Accounts, then the unpaid amount shall be paid to his Beneficiary. If the unpaid amount does not exceed $5,000 (or such larger amount as permitted under Section 7.2), it shall be paid to the Beneficiary as of the end of the calendar quarter following the Participant's death or such later date as may be administratively practicable. If the unpaid amount exceeds $5,000 (or such larger amount as may be permitted under Section 7.2), it shall be paid to the Beneficiary as provided in Sections 7.3 and 7.4 and, if the Beneficiary is the spouse, Section 7.5, provided that, if the Beneficiary fails to file an election, the unpaid amount shall be paid in a lump sum not later than the fifth anniversary of the Participant's death.


                                       52   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

      7.7. Benefit Amount and Withholding.

            (a) Vested Amount and Adjustments. For purposes of this Article VII, a Participant's vested interest in his Accounts shall be determined as of the Valuation Date coinciding with or immediately preceding the date on which a Participant's distribution is processed, and shall take into account any Profit-Sharing Contribution to which the Participant may be entitled under
Section 3.2 that has not yet been credited to the Participant's Profit-Sharing Account. Any unpaid amount in the Participant's Accounts following a distribution shall continue to be adjusted for earnings and losses as provided in Section 6.3 until the Valuation Date coinciding with or immediately preceding the date on which a distribution with respect to such amount is processed.

            (b) Withholding. The Employer shall have the right to require, prior to any distribution, payment by the Participant of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with any distribution hereunder. The Employer shall have the right to withhold from a distribution, which would otherwise be distributable to a Participant, any amount necessary to satisfy any such obligation.

      7.8. Order of Distributions. Any distribution under this Plan shall be charged against the Participant's Accounts pursuant to administrative procedures designed to maximize the tax benefits to the Participant by distributing to him first his After-Tax Contributions to the extent permitted by law.

      7.9. Statutory Requirements. Notwithstanding any other provisions of the Plan to the contrary, the following rules shall apply to all payments under the
Plan:


                                       53   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

            (a) Latest Commencement Date. Unless the Participant files a written election to defer payment of benefits, benefits payments with respect to any Participant shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following occurs:

                  (1) the date on which the Participant attains Normal Retirement Age;

                  (2) the 10th anniversary of the date on which the Participant commenced participation in the Plan; and

                  (3)   the date on which the Participant terminated employment.

Failure to file an election under Section 7.4 for payment of benefits to commence shall be deemed to be a written election to defer payment of benefits under this paragraph (a).

            (b) Required Beginning Date. Notwithstanding paragraph (a) above, payment of benefits to a Participant shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or (if the Participant is not a "5-percent owner" under section 4 16(i) of the Code) the Participant's termination of employment with the Employers, if later.

            (c) Maximum Duration of Distributions. Payment of a Participant's benefit pursuant to paragraph (b) shall be made over a period not to exceed one of the following periods:

                  (1)   the life of the Participant;

                  (2) the life of the Participant and the Participant's Beneficiary;


                                       54   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                  (3) a period certain not extending beyond the life expectancy of the Participant; or

                  (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his Beneficiary.

      The amount to be distributed each year must be at least equal to the quotient obtained by dividing the Participant's benefit by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his Beneficiary. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in U.S. Treasury Regulation Section 1.72-9. For purposes of this computation, a Participant's and a spouse's life expectancy may be recalculated annually; however, the life expectancy of a Beneficiary, other than the Participant's spouse, may not be recalculated. If the Participant's spouse is not the Beneficiary, the method of distribution selected must ensure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

            (d) Distribution after the Participant's Death. In the event a Participant who is receiving benefits dies, the remaining balance of his benefits shall be distributed at least as rapidly as under the method of distribution elected by the Participant. If a Participant dies before distribution of benefits commences, the Participant's entire interest will be distributed no later than five years after the Participant's death, except to the extent that an election is made to receive distributions in accordance with
(1) or (2) below:

                  (1) if any portion of the Participant's benefit is payable to a Beneficiary, installment distributions may be made over the life or


                                       55   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        life expectancy of the Beneficiary, provided that the installments commence no later than one year after the Participant's death, and

                  (2) if the Beneficiary is the Participant's spouse, the commencement of distributions may be delayed until the date on which the Participant would have attained age 70 1/2. If the spouse dies before payments begin, subsequent distribution shall be made as if the spouse had been the Participant.

      For purposes of the foregoing, payments may be calculated by use of the return multiples specified in U.S. Treasury Regulation Section 1.72-9. The life expectancy of a spouse or other Beneficiary shall be calculated at the time payment first commences without subsequent recalculation. Any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse if the amount becomes payable to the spouse when the child reaches the age of majority.

            (e) Limit on Limits. All distributions under this Section 7.9 shall be determined and made in accordance with section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of proposed U.S. Treasury Regulation Section 1.401(a)(9)-2, the provisions of which are incorporated herein by reference.

      7.10. Designating Beneficiaries.

            (a) Written Designation. Each Participant may designate, in the manner prescribed by the Retirement Committee, a Beneficiary or Beneficiaries to receive any benefits payable as a result of the death of the Participant. This designation may be changed by the


                                       56   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

Participant at any time by giving notice to the Retirement Committee in accordance with rules and procedures established by the Retirement Intersil Retirement Plan (Non-union) Committee. Any designation of a Beneficiary other than the Participant's spouse must be consented to by the spouse in writing (or other method permitted by the Internal Revenue Service) and witnessed by a notary public. A consent obtained pursuant to this paragraph (a) from a spouse of a Participant who subsequently becomes divorced from such spouse and marries a different spouse shall not be effective with respect to such second spouse. Spousal consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such consent may not be obtained because (a) there is no spouse; (b)the spouse cannot be located, or (c) there exists such other circumstances as the Secretary of the U.S. Treasury Department may prescribe as excusing the requirement for such consent. A Participant may revoke any prior election without obtaining the consent of the spouse to such revocation. In the absence of a new election that meets the requirements of this
Section 7.10, the Participant's surviving spouse shall be the Beneficiary.

            (b) Death Prior to Designating Beneficiary or Death after Designated Beneficiary's Death. In the event the Participant dies with no beneficiary designation on file or after the death of a designated Beneficiary, the Participant's Beneficiary with respect to the portion of the benefits for which no Beneficiary has been designated shall be the Participant's surviving spouse, if any, and if there is no surviving spouse, the Participant's estate.

            (c) Successor Beneficiaries. A Beneficiary who has been designated in accordance with Section 7.10(a) may name a successor beneficiary or beneficiaries in accordance with procedures established by the Retirement Committee. If the designated Beneficiary dies after the Participant and before the entire amount of the Participant's benefit under the Plan in which the designated Beneficiary has an interest has been distributed, then any


                                       57   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

remaining amount shall be distributed, as soon as practicable after the death of such designated Beneficiary, in the form of a single sum payment to the successor beneficiary or if there is no such successor beneficiary, to the Beneficiary's estate.

      7.11. Inability to Locate Participant. If, at any time after a Participant's benefit becomes payable, a check or other instrument in payment of such benefit is returned unclaimed or the Retirement Committee is otherwise unable to locate the individual to whom a payment is due, then all payments to such individual shall be discontinued. If, after exercising reasonable diligence, the Retirement Committee is unable to locate such individual, the portion of the Participant's benefit payable to such individual shall be forfeited, provided, however, that if such individual subsequently makes a claim for benefits, then the forfeited amount shall be reinstated to the extent required by law by the Employer that last employed the Participant.


                                       58   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                                  ARTICLE VIII

                                      LOANS

      8.1. In General, Loans to Participants.

            (a) Making of Loans. Subject to the restrictions set forth in this Section, the Retirement Committee shall establish a loan program whereby any Participant who is an Employee may request pursuant to procedures established by the Retirement Committee, to borrow funds from the Plan. The principal balance of such loan shall be not less than $500 and shall not exceed the lesser of (1) 50 percent (50%) of the aggregate of the Participant's vested account balances as of the Valuation Date coinciding with or immediately preceding the day on which the loan is made, and (2) $50,000, reduced by the excess, if any, of the highest outstanding loan balance of the Participant under all plans maintained by the Employer during the period of time beginning one year and one day prior to the date such loan is to be made and ending on the date such loan is to be made over the outstanding balance of loans from all such plans on the date on which such loan was made.

            (b) Restrictions. Amounts equal to any such loan shall be debited proportionately from each of the Participant's accounts and investment subaccounts (other than subaccounts invested in the Harris Stock Fund), subject to any other ordering rules adopted by the Retirement Committee. Each loan approved by the Retirement Committee shall be subject to the loan program and only upon the following terms and conditions:

                  (1) The period for repayment of the loan shall not exceed five years from the date of the loan; provided, however, that if the purpose of the loan, as determined by the Retirement Committee, is to acquire


                                       59   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                        any dwelling unit that within a reasonable period of time is to be used as the principal residence of the Participant, then such period for repayment may exceed five years to the extent permitted by the Retirement Committee.

                  (2) Each loan shall be secured by an assignment of a portion of the Participant's vested benefit under the Plan at least equal to the initial principal amount of such loan and such other collateral as may be required by the Retirement Committee.


                                       60   Intersil Retirement Plan (Non-Union)

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                                   ARTICLE IX

                             IN-SERVICE WITHDRAWALS

      9.1. Withdrawals from Savings Account and After-Tax Account. Subject to Sections 9.3 and 9.4, a Participant may elect to withdraw from the Plan at any time in a single sum an amount not greater than the balances of his Savings Account and After-Tax Account in the time and manner prescribed by the Retirement Committee. The amount withdrawn shall be debited first to his Savings Account and then to his After-Tax Account. A Participant may make a withdrawal under this Section 9.1 no more than once in any calendar quarter.

      9.2. Withdrawals from Rollover, Pre-Tax and Profit Sharing Accounts.

            (a) Availability. Subject to Sections 9.3 and 9.4, a Participant who has taken all available loans under Article VIII hereof and who has exhausted his right to withdrawals under Section 9.1 may elect, if he has an immediate and heavy financial need within the meaning of U.S. Treasury Regulation Section 1.401(k)-1(d)(2)(iv), to withdraw, in the time and manner prescribed by the Retirement Committee, in a single sum an amount not greater than (i) 100 percent of his Pre-Tax Contributions, (ii) the entire balance of his Rollover Account, and (iii) the vested balance of his Profit Sharing Account. A Participant shall be deemed to have an immediate and heavy financial need if the withdrawal is requested for any of the following reasons:

                  (1) to pay expenses for medical care previously incurred by the Participant, his spouse or any of his dependents or necessary for these persons to obtain medical care;


                                       61   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                  (2) to purchase (excluding mortgage payments) a principal residence for the Participant;

                  (3) to pay for tuition and related education fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents;

                  (4) to prevent the eviction of the Participant from his principal residence or a foreclosure on the mortgage of the Participant's principal residence; or

                  (5) the occurrence of any other event determined by the Commissioner of Internal Revenue pursuant to U.S. Treasury Regulation Section 1.401(k)-l(d)(2)(iv).

      A withdrawal to satisfy an immediate and heavy financial need of the Participant may be made only if:

                        (i) the withdrawal is not in excess of the amount required to meet the financial need of the Participant, including taxes and additions to tax applicable to such withdrawal, and

                        (ii)  the Participant has obtained all other
                              distributions, withdrawals, and all nontaxable loans currently available under the Plan and any other plans maintained by the Employer and Affiliates.


                                       62   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

The Participant shall be required (i) to certify to the Retirement Committee in the manner prescribed by the Retirement Committee both the reason for the financial need and that such need cannot be satisfied from sources other than a withdrawal from the Participant's Accounts, and (ii) to submit any additional supporting documentation as may be requested by the Retirement Committee.

            (b) Order of Withdrawals. Withdrawals under this Section 9.2 shall be withdrawn from a Participant's Accounts in the following order: (i) from the Participant's Rollover Account, if any; (ii) to the extent that the balance of the Participant's Rollover Account is not sufficient to satisfy the amount of the requested withdrawal, from the Participant's Pre-Tax Contributions; and
(iii) to the extent that the Participant's Rollover Account and Pre-Tax Contributions are not sufficient to satisfy the amount of the requested withdrawal, from the vested balance of the Participant's Profit Sharing Account.

            (c) Limitations. A Participant may take a withdrawal under this
Section 9.2 no more than once in any six-month period.

      9.3. Conditions Applicable to All Withdrawals. A Participant shall provide to the Retirement Committee written notice of his election to make any withdrawal permitted under this Article IX at least 30 days (or such shorter period as may be designated by the Retirement Committee) prior to the date as of which such withdrawal is to be effected. The amount available for withdrawal under this Article IX shall be reduced by the amount of any outstanding loan balance under Article VIII hereof, and no withdrawal under this Article IX shall be permitted to the extent that such withdrawal would cause the aggregate amount of such outstanding loan balance to exceed the limits described in Section 8.1. The amount available for withdrawal under this Article IX is also subject to reduction in the sole discretion of the Retirement Committee to


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take into account the investment experience of the Trust Fund between the date of the election and the date of the withdrawal.

      9.4. Reduction of Investment Fund Balances. The Investment Funds in which a Participant's Accounts are invested, other than the Harris Stock Fund, shall be reduced proportionately to reflect the amount of the Participant's withdrawals under this Article IX.


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                                   ARTICLE X

                              TOP-HEAVY PROVISIONS

      10.1. In General. Notwithstanding any other provisions of the Plan to the contrary, for any Plan Year in which this Plan is "top-heavy," as defined herein, the provisions of this Article X shall apply. If the Plan is top-heavy and then ceases to be top-heavy, except as otherwise provided in Section 10.3, then the provisions of this Article X shall cease to apply.

      10.2. Minimum Allocation.

            (a) Amount. For any Plan Year for which the Plan is top-heavy, a minimum allocation shall be made for each "non-key employee" who is employed by an Employer on the last day of the Plan Year in an amount equal to the lesser of
(1) three percent (3 %) of Compensation and (2) the largest percentage of Compensation allocated to any "key employee" during the Plan Year. The minimum allocation shall be determined without regard to any Social Security contribution, and without regard to any Pre-Tax Contributions made on behalf of non-key employees. The minimum allocation shall not apply to any non-key employee who receives a minimum contribution or minimum benefit under any other plan of an Employer or Affiliate.

            (b) Allocation. To satisfy paragraph (a), the Profit-Sharing Contributions for such Plan Year first shall be allocated to all Participants employed on the last day of the Plan Year in an amount that meets the minimum allocation amount, and any remaining Profit-Sharing Contribution then shall be allocated in accordance with Section 3.2.


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      10.3. Minimum Vesting. For any Plan Year for which the Plan is top-heavy, the vested interest of a Participant who is employed by an Employer during any part of the Plan Year shall be determined under the following schedule:

                   Period of Service                   Vesting Percentage
                   -----------------                   ------------------
             Less than 2 years                                   0%
             2 years but less than 3 years                      20%
             3 years but less than 4 years                      40%
             4 years but less than 5 years                      60%
             5 years but less than 6 years                      80%
             6 years or more                                   100%

      If the Plan becomes top-heavy and later ceases to be top-heavy, a Participant who has a three-year Period of Service as determined under Section
5.3 may elect to have his vested interest continue to be determined under this
Section 10.3, notwithstanding that the Plan is no longer top-heavy.

      10.4. Definitions. For purposes of this Article X, the following terms shall have the following meanings:

            (a) "Determination date" means the last day of the preceding Plan Year.

            (b) "Determination period" means the Plan Year containing the determinate date and the four preceding Plan Years.


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            (c) "Key employee" means an Employee or former Employee (and their Beneficiaries who, at any time during the determination period, is

                  (1) an officer of the Employer and has annual compensation greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code for any such Plan Year,

                  (2) one of the ten Employees having annual compensation in excess of the limitation in effect under section 415(c)(l)(A) of the Code and owning (or considered as owning with the meaning of section 318 of the Code) the largest interests in the Employer,

                  (3) a five-percent owner (within the meaning of section 416(i)(1)(B) of the Code) of the Employer, or

                  (4) a one-percent owner of the Employer having annual compensation from the Employer of more than $150,000.

      The determination of "key employee" shall be made under section 416(i)(1) of the Code, the terms of which are incorporated herein by reference.

            (d) "Non-key employee" means any Employee who is not a key employee.

            (e) "Permissive aggregation group" means the "required aggregation group" and any other plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.


                                       67   Intersil Retirement Plan (Non-Union)

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            (f) "Required aggregation group" means (1) each qualified plan of the Employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of sections 401(a) and 410 of the Code.

            (g) "Top-heavy" means:

                  (1) the top-heavy ratio for the Plan exceeds 60 percent and the Plan is not part of any required aggregation group or permissive aggregation group;

                  (2) the Plan is part of a required aggregation group but not a permissive aggregation group and the top-heavy ratio for the required aggregation group exceeds 60 percent;

                  (3) the Plan is part of a required aggregation group and a permissive aggregation group and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

            (h) "Top-heavy ratio" means:

                  (1) if the Employer or an Affiliate has not maintained any defined benefit plan which during the five-year period ending on the determination date had accrued benefits, the top-heavy ratio is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date (including any


                                       68   Intersil Retirement Plan (Non-Union)

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                        part of any account balance distributed in the five-year period ending on the determination date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the determination date).

                  (2) If an Employer or an Affiliate maintains or has maintained a defined benefit plan which during the five-year period ending on the determination date had accrued benefits, the top-heavy ratio is a fraction, the numerator of which is the sum of account balances under the defined contributions plans for all key employees (including any part of any account balance distributed in the five-year period ending on the determination date), and the present value of accrued benefits under the defined benefit plans for all key employees as of the determination date, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants (including any part of any account balance distributed in the five-year period ending on the determination date), and the present value of accrued benefits under the defined benefit plans for all participants as of the determination date.

                  (3) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits shall be determined as of the last day of the Plan Year that falls within or ends with the 12-


                                       69   Intersil Retirement Plan (Non-Union)

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                        month period ending on the determination date, except as provided in section 416 of the Code for the first and second plan years of a defined benefit plan. In the case of a defined benefit plan, the "present value of accrued benefits" shall be determined under the terms of the applicable defined benefit plan. The account balances and accrued benefits of a Participant who is not a key employee but who was a key employee in a prior year, or who has not been credited with at least an Hour of Service with any Employer maintaining the plan at any time during the five-year period ending on the determination date shall be disregarded. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year.

                  (4) The calculation of the top-heavy ratio shall be determined in accordance with section 416 of the Code, the provisions of which are incorporated herein by reference.


                                       70   Intersil Retirement Plan (Non-Union)

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                                   ARTICLE XI

                                 ADMINISTRATION

      11.1. Named Fiduciaries. The Retirement Committee shall be a "named fiduciary" within the meaning of such term as used in ERISA.

      11.2. Retirement Committee. The Corporation shall establish a Retirement Committee to administer the Plan. The members of the Retirement Committee shall be appointed, and removed at any time, by the board of directors of the Corporation. Any member of the Retirement Committee may, but need not, be an employee, director, officer or shareholder of an Employer. A member of the Retirement Committee may resign at any time by giving written notice to the Corporation at least 15 days prior to the effective date of the resignation. Notwithstanding anything contained in this Article, an Employee of the Corporation who serves on the Retirement Committee shall be deemed to resign upon the termination of such Employee's employment with the Company. Such deemed resignation shall be effective as of the date of the termination of employment.

      11.3. Powers and Duties of Retirement Committee. The Retirement Committee shall be the "administrator" of the Plan within the meaning of such term as used in ERISA and, except for duties specifically vested in the Trustee, shall be responsible for the administration of the provisions of the Plan. The Retirement Committee may establish such rules and regulations as it deems necessary to enable it to administer the Plan. The Retirement Committee shall have the duty and authority to interpret and construe, in its sole discretion, the terms of the Plan in regard to all questions of eligibility, the status and rights of Participants, distributees and other persons under the Plan, and the manner, time, and amount of payment of any distribution under the Plan.


                                       71   Intersil Retirement Plan (Non-Union)

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The Retirement Committee may allocate its responsibilities among its members and may designate any other person, partnership, corporation or another committee to carry out any of its responsibilities with respect to administration of the Plan. Any such allocation or designation shall be reduced to writing and such writing shall be kept with the records of the Plan. Any reference in the Plan to the Retirement Committee shall include any person, partnership, corporation or committee to which the Retirement Committee has delegated any of its responsibilities to the extent of such delegation.

      11.4. Actions of Retirement Committee. No formal meeting and no minutes shall be required with respect to actions taken by the Retirement Committee.

      11.5. Finality of Decisions. All decisions and directions made by the Retirement Committee, in the discretionary exercise of its powers and duties, shall be final and binding on all parties concerned, except that the Retirement Committee may revoke or modify a decision or direction that it determines to have been in error.

      11.6. Immunities of Retirement Committee. Except as otherwise provided by law, no member of the Retirement Committee shall be liable to an Employer or to any Participant or Beneficiary by reason of the Retirement Committee's exercise in good faith of any power or discretion vested by such committee under the terms of the Plan.

      11.7. Advisers and Agents. The Corporation, or the Retirement Committee, with the consent of the Corporation, may employ one or more persons to render advice with respect to any responsibility that the Corporation, or the Retirement Committee, respectively, has under the Plan. The Corporation, or the Retirement Committee, may appoint unrelated parties to carry out trustee, investment management and record-keeping responsibilities with respect to the Plan.


                                       72   Intersil Retirement Plan (Non-Union)

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      11.8. Retirement Committee Member who is Participant. A member of the Retirement Committee who also is a Participant shall have no right to vote with respect to any action that pertains solely to him as a Participant. In the event a majority of the remaining members are unable to agree as to the action to be taken with respect to the Participant, the chief executive officer of the Corporation shall appoint an impartial person to arbitrate the matter among the remaining members and to reach a decision.

      11.9. Information Provided by Employer. Each Employer shall provide the Corporation, the Retirement Committee and the Trustee with complete and timely information regarding employment data for each Employee and Participant needed by the Corporation, Retirement Committee or Trustee, including, but not limited to, information concerning Compensation, date of employment, date of termination of employment, reason for termination and any other information required by the Corporation, Retirement Committee, or Trustee.

      11.10. Expenses. All expenses incurred in administering the Plan and the Trust, including the expenses of the Retirement Committee, investment advisory and record-keeping fees, the fees of counsel and any agents for the Corporation, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid by the Trustee from the Trust Fund to the extent that such expenses are not paid by the Corporation. The Retirement Committee, in its sole discretion, having regard for the nature of the particular expense, shall determine the portion of such expense, if any, which is to be borne by any Employer. An Employer may seek reimbursement of any expense paid by such company that the Retirement Committee determines is properly payable by the Trust Fund.


                                       73   Intersil Retirement Plan (Non-Union)

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      11.11. Trust. A trust shall be created by the execution of the Trust Agreement between the Corporation and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the Trust Agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Retirement Committee directs in accordance with the Plan.

      11.12. Trust Fund Available to Pay All Plan Benefits. The Plan is intended to be a single plan under U.S. Treasury Regulation Section 1 .414(l)-1(b)(1). The maintenance of Accounts as required by the terms of the Plan shall be for record-keeping purposes only. All of the Trust Fund shall be available to pay benefits to all Participants and Beneficiaries.

      11.13. Corporation as Agent for Employers. Each entity that becomes a participating Employer by so doing shall be deemed to have appointed the Corporation its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Corporation by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Corporation to act as such agent shall continue unless and until the portion of the Trust Fund held for the benefit of Employees of the particular Employer and their Beneficiaries is set aside in a separate Trust Fund.


                                       74   Intersil Retirement Plan (Non-Union)

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                                  ARTICLE XII

                            AMENDMENT AND TERMINATION

      12.1. Amendment. The Corporation reserves the right to amend the Plan by action of its board of directors or an authorized committee thereof at any time and from time to time, subject to the following limitations:

            (a) no amendment shall be made which vests in any Employer any interest in any assets of the Plan other than as specifically provided in
Section 12.2;

            (b) no amendment shall be made which would have the effect of decreasing a Participant's "accrued benefit" as proscribed in section 411(d)(6) of the Code; and

            (c) no amendment shall have the effect of reducing a Participant's vested interest in his Accounts. If the Plan is amended to change the vesting schedule, each Participant with at least a three-year Period of Service shall have the right to elect to have his vested interest computed without regard to the amendment. Each Participant shall be permitted to make this election during the period ending 60 days after the latest of the date (1) the amendment is adopted; (2) the amendment is effective, and (3) the Participant is issued a written notice of the amendment by the Corporation or its delegate.

      12.2. Termination of Plan. This Plan is intended to be permanent, and it is the expectation of the Corporation that it will continue indefinitely. However, the Corporation reserves the right to terminate the Plan by resolution of its board of directors or an authorized committee thereof. In the case of a complete termination of the Plan, previously


                                       75   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

unallocated forfeitures shall be allocated as otherwise provided in the Plan. To the extent previously unallocated forfeitures cannot be allocated because all Participants have reached the limitations of section 415 of the Code, the unallocated amount shall revert back to the appropriate Employer, as provided in
Section 3.10.

      12.3. Discontinuance of Contributions. The Corporation reserves the right to discontinue contributions to the Plan by amendment or by resolution of its board of directors or an authorized committee thereof.

      12.4. Vesting on Termination or Discontinuance of Contributions. As of the date of the partial or complete termination of the Plan or upon the complete discontinuance of contributions to the Plan, in each case as determined by the Retirement Committee in its sole discretion, each affected Participant shall become fully vested in his Accounts and no further allocations of contributions or forfeitures shall be made after such date on behalf of an affected Participant.

      12.5. Distribution on Termination. Upon the complete termination of the Plan, the Trustee shall distribute to each affected Participant the full amount standing to the credit of his Accounts, provided that if such amount exceeds (or at the time of any prior distribution exceeded) $5,000 (or such larger amount as may be permitted by law) and the Participant is not yet age 65, such lump sum shall not be paid without his consent. If the Participant does not consent, an annuity contract shall be purchased for and distributed to the Participant.


                                       76   Intersil Retirement Plan (Non-Union)

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                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

      13.1. Restrictions on Alienation: Qualified Domestic Relations Orders. Except as otherwise may be required (i) to offset an amount that a Participant is ordered to pay to the Plan as a result of a judgment, settlement, order or decree entered on or after August 5, 1997 as permitted under section 401(a)(13)(C) of the Code or (ii) for income tax withholding purposes, no benefit or interest under this Plan shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Retirement Committee to be a "qualified domestic relations order", as defined in section 4.l4.(p) of the Code. In accordance with uniform and nondiscriminatory procedures established by the Retirement Committee from time to time, the Retirement Committee upon the receipt of a domestic relations order which seeks to require the distribution of a Participant's Account in whole or in part to an "alternate payee" (as that term is defined in section 4.l4(p)(8) of the Code) shall:

                  (1) promptly notify the Participant and such "alternate payee" of the receipt of such order and of the procedure which the Retirement Committee will follow to determine whether such order constitutes a "qualified domestic relations order" within the meaning of section 4.l4(p) of the Code,


                                       77   Intersil Retirement Plan (Non-Union)

                                                        Miscellaneous Provisions

                  (2) determine whether such order constitutes a "qualified domestic relations order" and notify the Participant and the "alternate payee" of the results of such determination, and

                  (3) if the Retirement Committee determines that such order does constitute a "qualified domestic relations order," distribute to such "alternate payee" under the terms of such order the amount called for under the order in a single sum within 60 days of the date such order is determined to constitute a qualified domestic relations order, without regard to whether a distribution would be permissible to the Participant at such time under this Plan.

      The determination and the distribution made by, or at the direction of, the Retirement Committee under this Section 13.1 shall be final and binding on the Participant and on all other persons interested in such order. An "alternate payee" under this Section 13.1 shall not be an eligible person for purposes of obtaining a loan pending the distribution of such alternate payee's entire interest under this Plan.

      13.2. Exclusive Benefit Requirement. Except as provided in Sections 12.2,
13.1 and 13.3, no assets of the Plan shall revert to an Employer or be used for or diverted to purposes other than providing benefits to Participants and their Beneficiaries and defraying reasonable costs of administering the Plan.

      13.3. Return of Contributions.


                                       78   Intersil Retirement Plan (Non-Union)

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            (a) Mistake of fact. Any contribution made by an Employer due to a mistake of fact shall be returned to the Employer within one year of the date the contribution was made.

            (b) Nondeductible Contributions. In the event the deduction of a contribution made by an Employer is disallowed under section 404 of the Code, such contribution (to the extent disallowed) shall be returned to the Employer within one year of the disallowance of the deduction.

      13.4. No Contract of Employment. Neither the establishment and maintenance of the Plan nor the participation in the Plan by any Employee shall be construed as a contract between the Employee and any Employer so as to give any Employee the right to be retained by any Employer, or to interfere with the rights of any Employer to discharge the Employee at any time.

      13.5. Payment of Benefits on Incapacity. In the event the Retirement Committee determines that any person to whom a distribution is to be made is unable to care for his affairs by reason of illness or other disability, any amount distributable to such person (unless prior claim thereto shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Retirement Committee, be paid to such other person deemed by the Retirement Committee to be responsible for such person. Any such payment made under this Section 13.5 shall constitute a complete discharge of any liability under this Plan.

      13.6. Merger. In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, each Participant shall receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).


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      13.7. Construction. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Plan to a Section shall be to a Section in this Plan unless otherwise indicated. References in this Plan to a section of the Code, ERISA or any other federal law shall also refer to the final regulations issued under such section.

      13.8. Governing Law. This Plan shall be construed, to the extent to which state law is applicable, in accordance with the laws of the State of Florida. Venue for any action arising under this Plan shall be in Brevard County, Florida.

      13.9. Mistaken Payments. If a mistake is made in favor of a Participant, Beneficiary or alternate payee in the payment of benefits under this Plan, then the Corporation or the Trustee (acting at the Corporation direction and on behalf of the Plan) shall take such action against such Participant, Beneficiary or alternate payee to remedy such mistake and to make the Plan whole as the Corporation deems proper and appropriate under the circumstances, and any mistake in favor of the Plan shall promptly be corrected by, or at the direction of, the Retirement Committee.

                                          INTERSIL CORPORATION


Date: 9/3/99                              By:    /s/ Daniel J. Heneghan
                                              ----------------------------------
                                                 Daniel J. Heneghan


Attest: /s/ Christina Kae Foust           Title: Vice President, Secretary
        -----------------------------            and Treasurer


                                       80   Intersil Retirement Plan (Non-Union)